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                                                               EXHIBIT 10 (m)





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                                           DESCRIPTION OF SALARIED
                                        EMPLOYEE INCENTIVE BONUS PLAN






For the 1993 fiscal year, Liz Claiborne, Inc. (the "Company") maintained a bonus plan for full time salaried employees under which bonuses were earned based on achievement of certain performance criteria, subject to certain terms and conditions.  Under this bonus plan, the potential maximum bonus an employee could earn was established as a percentage of the employee's base salary ranging from 20% to 100%.  Bonuses for the year were determined by reference to a combination of pre-established corporate, divisional (if applicable) and individual performance criteria.  The corporate portion of the bonus was determined by reference to increases in operating earnings and return on stockholders' equity.  The divisional portion of the bonus, if applicable, was determined by reference to each division's planned operating earnings, and the individual portion of the bonus was determined by attainment of individual performance goals.  A similar bonus plan is anticipated for 1994.
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